United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 18, 2020

Date of Report (Date of earliest event reported)

Opes Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38417	82-2418815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4218 NE 2nd Avenue, 2nd Floor Miami, FL	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 573-3900

N/A ___________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	OPESU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	OPES	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	OPESW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws

The information included in Item 5.07 is incorporated by reference in this item to the extent required herein.

Item 5.07.	Submissions of Matters to a Vote of Security Holders.

Opes Acquisition Corp. (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”) on June 18, 2020 at 10:00 a.m. EST. Due to the COVID-19 pandemic, the special meeting was held via teleconference. Summarized below are the results of the matters voted on at the Special Meeting.

Matters Voted On	For	Against	Abstain
Proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to complete a business combination for an additional 90 days, from June 18, 2020 to September 16, 2020 (the “Extended Termination Date”).	5,521,239	0	0

Proposal to approve the early winding up of the Company and redemption of 100% of the outstanding public shares if the Company’s board of directors determines at any time prior to the Extended Termination Date that the Company will be unable to consummate an initial business combination by the Extended Termination Date.	5,521,239	0	0

Each of the proposals described above was approved by the Company’s stockholders. None of the Company’s public stockholders elected to redeem their shares for cash in advance of the Special Meeting.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation of Opes Acquisition Corp., dated June 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2020

OPES ACQUISITION CORP.

By: /s/ David Brain
Name: David Brain
Title: Chief Executive Officer

2